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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported) April 8, 1998
                                                          -------------


                                  BLYTH INDUSTRIES, INC.
             ------------------------------------------------------------
                (Exact name of registrant as specified in its charter)

                Delaware                 1-13026             36-2984916
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              (State or other         (Commission         (IRS Employer
              jurisdiction of         File Number)      Identification No.)
              incorporation)


                 100 Field Point Road, Greenwich, Connecticut  06830
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              (Address of principal executive offices)       (Zip Code)

          Registrant's telephone number, including area code (203) 661-1926
                                                          ---------------

                                    Not Applicable
             ------------------------------------------------------------
            (Former name or former address, if changed since last report)


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Item 5.   Other Events.


     On April 8, 1998, the Board of Directors unanimously approved an amendment to the Amended and Restated 1994 Employee Stock Option Plan (the "Amended Employee Plan"), subject to stockholder approval, to increase the number of shares reserved for issuance upon exercise of options by an additional 500,000 shares. The Amended Employee Plan also includes an amendment (the "162(m) Amendment") to limit the maximum option grants that may be made to an employee in any calendar year to 100,000 shares (subject to adjustment for capital changes). The purpose of the 162(m) Amendment is to assure that any options granted under the Amended Employee Plan after the Annual Meeting of Stockholders will qualify as "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended. See Exhibit 4.1 attached hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     4.1  Amended and Restated 1994 Employee Stock Option Plan of the Company







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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BLYTH INDUSTRIES, INC.



Date: April 13, 1998                    By: /s/ Bruce D. Kreiger
                                           -----------------------------
                                           Name: Bruce D. Kreiger
                                           Title: Vice President &
                                                   General Counsel



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